CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2016	Dec. 31, 2015
Assets:
Allowance for loan losses	$ 10,092	$ 9,970
Common Stock, shares authorized	10,000,000	10,000,000
Common Stock, shares issued	4,616,076	4,541,680
Common Stock, shares outstanding	4,616,076	4,541,680